1st Quarter 2014 Earnings Conference Call Noranda Aluminum Holding Corp April 23, 2014 10:00 AM Eastern / 9:00 AM Central Exhibit 99.2

The presentation and comments made by Noranda’s management on the quarterly conference call contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements about future, not past, events and involve certain important risks and uncertainties, any of which could cause the Company’s actual results to differ materially from those expressed in forward-looking statements, including, without limitation: the cyclical nature of the aluminum industry and fluctuating commodity prices, which cause variability in earnings and cash flows; a downturn in general economic conditions, including changes in interest rates, as well as a downturn in the end-use markets for certain of the Company’s products; fluctuations in the relative cost of certain raw materials and energy compared to the price of primary aluminum and aluminum rolled products; the effects of competition in Noranda’s business lines; Noranda’s ability to retain customers, a substantial number of which do not have long-term contractual arrangements with the Company; the ability to fulfill the business’ substantial capital investment needs; labor relations (i.e. disruptions, strikes or work stoppages) and labor costs; unexpected issues arising in connection with Noranda’s operations outside of the United States; the ability to retain key management personnel; and Noranda’s expectations with respect to its acquisition activity, or difficulties encountered in connection with acquisitions, dispositions or similar transactions. Forward-looking statements contain words such as “believes,” “expects,” “may,” “should,” “seeks,” “approximately,” “intends,” “plans,” “estimates,” “anticipates” or similar expressions that relate to Noranda’s strategy, plans or intentions. All statements Noranda makes relating to its estimated and projected earnings, margins, costs, expenditures, cash flows, growth rates and financial results or to the Company’s expectations regarding future industry trends are forward-looking statements. Noranda undertakes no obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as otherwise required by law. Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date on which they are made and which reflect management's current estimates, projections, expectations or beliefs. For a discussion of additional risks and uncertainties that may affect the future results of Noranda, please see the Company’s filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. Forward-Looking Statements 2 Non-GAAP Measures This presentation contains non-GAAP financial measures as defined by SEC rules. We believe these measures are helpful to investors in measuring our financial performance and comparing our performance to our peers. However, our non-GAAP financial measures may not be comparable to similarly titled non-GAAP financial measures used by other companies. These non-GAAP financial measures have limitations as an analytical tool and should not be considered in isolation or as a substitute for U.S. GAAP financial measures. To the extent we disclose any non-GAAP financial measures, a reconciliation of each measure to the most directly comparable U.S. GAAP measure is available in the Press Release included as an exhibit to the Current Report on Form 8-K to which this presentation is also an exhibit. As such, this presentation should be read in conjunction with our Press Release. Disc losur e s

Ove rv ie w Key Takeaways • Unusually extreme winter weather conditions negatively affected production and cost in Q1; operations stabilized by quarter-end • Demand for key aluminum products continued to be strong during Q1 with positive Q2 outlook • Continued to progress activities to structurally lower our net cash cost and support financial sustainability • Our financial flexibility, stable demand, and focus on productivity support us in a challenging overall environment Financial Overview • Total segment profit—$10.7 million(1) • Net loss, excluding special items—$0.24 per share • Weather impact, including natural gas price spike—$14.9 million negative to pre-tax income • Average realized Midwest Transaction Price—$0.95/pound • Net Cash Cost—$0.90/lb; including $0.11/lb weather impact • Total liquidity(2)— $191 million o No funds drawn under the ABL o No material funded-debt maturities until 2019 1st Quarter 2014 Summary 3 (1) Segment profit (in which certain items, primarily non-recurring costs or non-cash expenses, are not allocated to the segments and in which certain items, primarily the income statement effects of current period cash settlements of hedges, are allocated to the segments) is a measure used by management as a basis for resource allocation. See slide 14 for a reconciliation of segment profit to net loss, excluding special items. (2) Liquidity includes $140 million available borrowing capacity under the revolving credit facility plus $51 million cash.

Unusually Extreme Winter Weather Conditions

Weather Impact

Non-Structural Impact to Operations

Gramercy

- 6th coldest first quarter on record
- Coldest January since 1978

New Madrid

- 6th coldest first quarter on record
- Coldest first quarter since 1979

Gramercy

- Unusually low temperatures created instability in refinery operations because we couldn't maintain temperatures at consistent levels necessary to operate at normal levels.
- Result was unfavorable usages of key production materials particularly bauxite and caustic soda.

New Madrid

- Extreme cold negatively impacted the production of anodes, which reduced electrical efficiency, decreased metal purity, and increased operating costs.
- Those weather conditions also caused an increase in maintenance cost and overtime to respond to events and keep the plant operating.

Temporary Spike in Natural Gas Prices

- Severe winter weather in US caused surges in natural gas demand
- Natural gas prices immediately spiked to ~$8.00/mmBTU Henry Hub--the most expensive prices seen since late 2008
- As winter weather has dissipated, prices have fallen back to trend levels



Henry Hub Nat Gas Price
($ per mmbtu)
$9.00
$8.00
$7.00
$6.00
$5.00
$4.00
$3.00
$2.00
$1.00
$-
Jan-13
Feb-13
Mar-13
Apr-13
May-13
Jun-13
Jul-13
Aug-13
Sep-13
Oct-13
Nov-13
Dec-13
Jan-14
Feb-14
Mar-14
Apr-14

Total

$ 11.3 million impact from operations
$ 3.6 million impact from natural gas
$ 14.9 million impact in total

Operations returned to normal levels by quarter-end

Natural gas prices returned to trend levels in late March.

4

0 200 400 600 800 1,000 1,200 1,400 Q4-12 Q1-13 Q2-13 Q3-13 Q4-13 Q1-14 K m ts Internal External 0 50 100 150 200 250 300 350 Q4-12 Q1-13 2- Q -13 Q4-13 Q1-14 K m ts CGA External SGA External SGA I tercompany 0 20 40 60 80 100 12 Q4-12 Q1-13 Q2-13 Q3-13 Q4-13 Q1-14 Po un ds in m illi on s Primary Aluminum Shipments Bauxite Shipments 5 Quarterly Shipment Information Flat-Rolled Product Shipments 0 20 40 60 80 100 120 140 160 Q4-12 Q1-13 Q2-13 Q3-13 Q4-13 Q1-14 Po un ds in m ill io ns Value-Added External sow Intercompany Alumina Shipments D e man d

Aluminum Fundamentals Snapshot

Aluminum's Favorable Long-Term Fundamentals

LME aluminum prices remain trading near all-time record lows in real terms

- 20.4 million mtpy, or 40%, of global operating capacity cash negative[1]

Aluminum's demand fundamentals continue to be strong

- The global economy is becoming more aluminum-intensive
- Favorable Midwest premiums in 1Q-14 driven by strong underlying US demand, tight supply

Producers currently rationalizing marginal capacity; additional capacity scheduled to come on-line

- Capacity closures in 2014, net: 2.4 million mtpy in China, 0.4 million mtpy in rest of world[1]
- CRU expects small global deficit for 2014[2]
- CRU forecasts additional capacity from brownfield and greenfield projects from 2014 to 2018: 11.0 million tonnes in China, and 4.2 million tonnes in rest of world[3]

Noranda is committed to continue to driving structural improvements in cost and productivity

The Global Economy is Becoming More Aluminum Intensive [1]

(thousand tons of aluminum consumption per billion dollars of global working age population income)


3.2
3.0
2.8
2.6
2.4
2.2
2002
2.25
2013f
3.13
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014f

LME Aluminum Price in Real Terms [1]

REAL LME 3M ALUMINUM PRICES

(Jul 2013 $/mton; monthly averages)


Aluminum prices in real terms are trading today at the second lowest quarterly average level ever
5500
5000
4500
4000
3500
3000
2500
2000
1500
$3,300
$2,600
$1,900
1980
1983
1986
1989
1992
1995
1998
2001
2004
2007
2010
2013

Sources: (1) HARBOR Intelligence – April 2014; Cash cost, including regional premiums and casting premiums; (2) CRU Aluminum Market Outlook – March 2014; (3) CRU Aluminum Market Outlook – April 2014

6

CORE Productivity Complements Growth in Creating Value P as sionat e F oc u s o n P rodu c ti v it y 7 • CORE fundamental to Noranda’s integrated strategy − = Cost Out, Reliability & Effectiveness − Designed to offset input cost inflation, offset unplanned events, drive continuous improvement • CORE program generates: − EBITDA through volume growth, cost savings and avoidance − Includes recurring and non-recurring items − Capital expenditure savings and avoidance − Working capital reduction • Noranda has a stable track record of CORE program achievement − Achieved 2011-13 CORE target in 2Q13 − Established $225 million target for 2014-16 • Evaluate effectiveness & efficiency of organizational structure • Includes review of comp & benefits Functional streamlining • Improve usage rates and eliminate cost activities at each step in value-chain Production Processes • Identify alternative sources, more favorable pricing for key inputs Strategic Sourcing • Grow capacity by improving utilization & de-bottlenecking • Improve operational predictability Reliability & Effectiveness Key 2014-16 CORE Program Tenets $140 $225 $15.0 $50.0 $20.0 $- $50 $100 $150 $200 $250 Historical CORE target Companywide workforce reduction Power rate design Other 2014-16 CORE Target $ in millions 2014-2016: A Step Change in Cost Structure 2014-16 CORE Program – Contribution by Type EBITDA, 95% Working Capital, 3% Capex, 2% Estimate

Update on Rate Design Petition with Missouri PSC

Developments to Date

- Noranda submits initial filings—February 12, 2014
- PSC denies motion to dismiss, establishes schedule—April 16, 2014

Key Dates Remaining

- Evidentiary Hearings—June 4 through June 6, 2014
- Anticipated Decision—July 30, 2014
- Effective date—August 13, 2014

Summary of Proposed Rate Design

- **Key provisions include**
  - Proposed 10 year term
  - $30/Mwh initial rate with no fuel adjustment charges, and no seasonal power surcharges
  - 2% cap from any general rate increase
- **Financial impact**
  - Annual savings equates to over $0.08 per pound reduction in net cash cost
  - New Madrid consumed approximately 4.2 million Mwh of electricity in 2013
  - 2013 rate, including fuel adjustment charges, was ~ $42/Mwh

Link To PSC Case Docket Website

- https://www.efis.psc.mo.gov/mpsc/DocketSheet.html
- Rate design petition Case No. EC-2014-0224

Competitive and Sustainable Power

8

$0.82 $0.83 $0.82 $0.03 $0.40 $0.50 $0.60 $0.70 $0.80 $0.90 Q1-13 Q4-13 Q1-14 $ pe r po un d Q1-14 Weather impact $0.90 $0.84 $0.81 $0.11 $0.11 $0.12 $0.00 $0.20 $0.40 $0.60 $0.80 $1.00 $1.20 Q1-13 Q4-13 Q1-14 $ p er p ou nd LME MWP $1,38 $1,344 $1,317 $900 $1,000 $1,100 1,2 0 1,3 0 1, 0 1,5 0 Q1-13 Q4-13 Q1-14 $ i n m illi on s R esu lts O ve rv ie w TTM MWTP TTM Revenue TTM Net Cash Cost $126 $93 $68 $15 $0 $20 $40 $60 $80 $100 $120 $140 Q1-13 Q4-13 Q1-14 $ i n m illi on s 1Q-14 Weather Impact Key Performance Indicators – Trailing Twelve Months (“TTM”) 9 TTM Segment Profit

Se g men t R esu lt s 10 Segment Profit Summary Q1 2013 Q4 2013 Q1 2014 Integrated upstream segment profit $31.2 $19.2 $7.6(1) Flat-Rolled Products segment profit 13.8 8.4 10.9 Corporate costs (8.7) (6.8) (7.8) Total segment profit $36.3 $20.8 $10.7(1) (1) Reported amount; includes $14.9 million impact of extreme winter weather conditions to Alumina and Primary segment results in Q1 2014.

11 Upstream Segment Profit Q1 2013 Q4 2013 Q1 2014 Average realized Midwest transaction price $ 1.03 $ 0.90 $ 0.95 Net Cash Cost 0.81 0.78 0.90 (1) Integrated upstream margin per pound $ 0.22 $ 0.12 $ 0.05 Total Primary Aluminum segment shipments 141.8 150.5 141.9 Integrated upstream segment profit $ 31.2 $ 19.2 $ 7.6 (2) Se gm ent R es u lt s (1) Reported amount; includes $0.11 per pound impact of extreme winter weather conditions to Alumina and Primary segment results in Q1 2014. (2) Reported amount, includes $14.9 million impact of extreme winter weather conditions to Alumina and Primary segment results in Q1 2014.

Se g men t R esu lt s 12 Sequential Segment Profit and Net Cash Cost Bridges $0.79 $0.90 $0.01 $0.01 $0.01 $0.08 $0.03 $0.78 $0.00 $0.10 $0.20 $0.30 $0.40 $0.50 $0.60 $0.70 $0.80 $0.90 $1.00 Q4 2013 Net Cash Cost CORE productivity Workers compensation, health, & other benefits Profit-in- inventory & other accrual timing items Q1 2014 Net Cash Cost before Weather Impact Weather impact: Operations Weather impact: Nat Gas Price Q1 2014 Net Cash Cost $ pe r p o u n d $25.6 $10.7 $3.2 $3.6 $11.3 $3.6 $6.7 $2.9 $2.0 $20.8 $- $5 $10 $15 $20 $25 $30 $35 Q4 2013 Segment Profit LME & MWP Impact CORE productivity Value added & fabricated product volume & price Workers compensation, health, & other benefits Profit-in- inventory & other accrual timing items Segment profit before weather impact Weather impact: Operations Weather impact: NatGas price Q1 2014 Segment Profit $ in m illi o n s

Se g men t R esu lt s 13 Year-over-Year Segment Profit and Net Cash Cost Bridges $0.79 $0.90 $0.02 $0.05 $0.01 $0.03 $0.02 $0.01 $0.08 $0.03 $0.81 $0.00 $0.10 $0.20 $0.30 $0.40 $0.50 $0.60 $0.70 $0.80 $0.90 $1.00 Q1 2013 Net Cash Cost LME impact on offset sales NatGas price, excluding weather impact Commodity input prices, excluding NatGas CORE productivity Workers compensation, health, & other benefits Profit-in- inventory & other accrual timing items Q1 2014 Net Cash Cost before weather impact Weather impact: Operations Weather impact: NatGas price Q1 2014 Net Cash Cost $ pe r p o u n d $25.6 $10.7 $16.1 $2.4 $2.5 $3.1 $11.3 $3.6 $2.8 $9.2 $1.4 $36.3 - $- $5 $10 $15 $20 $25 $30 $35 $40 Q1 2013 Segment Profit LME & MWP Impact NatGas price excluding weather impact Commodity input prices, excluding NatGas CORE productivity Value added & fabricated product volume & price Workers compensation, health, & other benefits Profit-in- inventory & other accrual timing items Segment profit before weather impact Weather impact: Operations Weather impact: NatGas price Q1 2014 Segment Profit $ in m illi o n s

(amounts in millions) Q1 2013 Q4 2013 Q1 2014 Segment profit $ 36.3 $ 20.8 $ 10.7(1) LIFO/LCM 0.1 3.3 1.6 Other recurring items not in segment profit (5.0) (1.5) (1.7) EBITDA, excluding special items 31.4 22.6 10.6 Depreciation & amortization, excluding special items (23.2) (22.8) (21.7) Interest expense, net (10.1) (12.6) (12.5) Pre-tax loss, excluding special items (1.9) (12.8) (23.6) Income tax benefit 0.6 4.3 7.5 Net loss, excluding special items $ (1.3) $ (8.5) $ (16.1) Ne t Los s, Exc ludin g Sp e cia l It e m s 14 Bridge of Segment Profit to Net Income, Excluding Special Items (1) Reported amount; includes $14.9 million impact of extreme winter weather conditions to Alumina and Primary segment results in Q1 2014.

Financia l Mana g em e nt Revie w 15 Liquidity and Capitalization Highlights $17.4 $7.5 $4.5 $0.8 $12.9 $2.3 $10.7 $6.5 $79.4 $59.9 $51.2 $0 $10 $20 $30 $40 $50 $60 $70 $80 $90 $100 Cash, December 2013 Segment profit Operating working capital Cash interest payments Cashpayments for restructuring Other Cash available for investment, distribution Capital expenditures Proceeds from project-specific capital financing Cash dividends, Term B debt payments, other Cash, March 2014 $ in m illi o n (1) Liquidity represents $140 million available borrowing capacity under the revolving credit facility plus $51 million cash • Net debt (debt minus cash) – $613.3 million • No material funded debt maturities before 2019 • Total liquidity - $191 million (1)

Unusually extreme winter weather conditions negatively affected production and cost in Q1 – Affected production efficiencies, volume, maintenance costs, and raw material usage – Impact to primary and alumina businesses reduced total segment profit by $14.9 million, or $0.11 per pound of Net Cash Cost – Businesses returned to normal operation in March Demand for key aluminum products continued to be strong during Q1 with positive Q2 outlook – Overall shipment volumes continued to be stable – Favorable Midwest premiums driven by strong underlying US demand Continued to progress activities to structurally reduce net cash cost – Missouri Public Service Commission established schedule for deciding on rate design petition – Other CORE projects for 2014 are on track Our financial flexibility, stable demand, and focus on productivity support us in a challenging overall environment – Approximately $191 million of liquidity as of end of 1Q-14 – No significant funded debt maturities until 2019 Key Takeaways 16 1 2 Summa ry 3 4 (1) Liquidity includes $140 million available borrowing capacity under the revolving credit facility plus $51 million cash